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Forward Looking Statements

Capricor Therapeutics

Statements in this presentation regarding the efficacy, safety, and intended utilization of Capricor's product candidates; the initiation, conduct, size, timing and results of discovery efforts and clinical trials; the pace of enrollment of clinical trials; plans regarding regulatory filings, future research and clinical trials; regulatory developments involving products, including the ability to obtain regulatory approvals or otherwise bring products to market; manufacturing capabilities; dates for regulatory meetings; statements about our financial outlook; the ability to achieve product milestones and to receive milestone payments from commercial partners; plans regarding current and future collaborative activities and the ownership of commercial rights; scope, duration, validity and enforceability of intellectual property rights; future reimbursement prices; future royalty streams and revenue projections; expectations with respect to the expected use of proceeds from the recently completed offerings and the anticipated effects of the offerings; and any other statements about Capricor's management team's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. More information about these and other risks that may impact Capricor's business is set forth in Capricor's Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on March 11, 2024. All forward-looking statements in this press release are based on information available to Capricor as of the date hereof, and Capricor assumes no obligation to update these forward-looking statements.

CAP-1002 is an Investigational New Drug and is not approved for any indications. None of Capricor's exosome-based candidates have been approved for clinical investigation.

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 2

Call Attendees

Capricor Therapeutics

Linda Marbán, Ph.D., **Chief Executive Officer**

Kristi Elliott, Ph.D., **Chief Science Officer**

Mark Awadalla, **Vice President of Clinical Operations**

AJ Bergmann, M.B.A., **Chief Financial Officer**

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 3

Capricor Call Agenda

1 Capricor Introduction & DMD Program Overview

2 Recent FDA Regulatory Overview & Updates

3 CAP-1002 Cell Therapy Mechanism & Potency Data

4 Commercial Planning for Potential Launch

5 Conclusions & Q&A

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 4

Capricor's Evolution

Scientific and Clinical Developments over 19 Years


Elucidation of Mechanism
Retention and Engraftment (c-Kit)
Paracrine (growth factors)
Exosomes (RNA, proteins)
2005
2024
↓ Fibrosis, ↓ Apoptosis, ↑ Regeneration
↓ Inflammation, ↓ Oxidative Stress,
↑ Mitochondrial Structure & Function
CADUCEUS
ALLSTAR
DYNAMIC
HOPE-Duchenne
HOPE-2
HOPE-3
Progression of Clinical Trials

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 5

CAP-1002 DMD Clinical Overview

Study, Phase, Status, Number of patients (N)	Population	Design	Efficacy Outcomes/Status
HOPE-Duchenne, Phase 1/2 2016-2017, **Completed** **N=25**	Males (>12 years) with cardiomyopathy secondary to DMD	Randomized 1:1 CAP-1002 versus usual care	• Improvements in **PUL v1.2** (mid + distal) • Reduction in cardiac scar at 6 and 12 months • **Published in *Journal of Neurology***
HOPE-Duchenne OLE 2017-2018 **Completed** **N=8**	Males (>12 years) randomized to usual care group in HOPE-Duchenne and completed the 12-month follow-up	Open-label extension	• Assessed for safety
HOPE-2, Phase 2 2018-2020, **Completed** **N=20**	Males (>10 years) with DMD and evidence of skeletal muscle impairment	Double-blind, randomized 1:1 CAP-1002 versus placebo	• Statistically significant results in multiple parameters • Primary endpoint: **mid-level PUL v1.2 (p=0.01)** • Secondary endpoints: **full PUL v2.0 (p=0.04)** • **LV ejection fraction (p=0.002)** • **Published in *The Lancet***
HOPE-2 OLE 2020-present, **Ongoing** N=12	Males (>10 years) with DMD who participated in HOPE-2 and completed the 12-month follow-up	Open-label extension	• Study ongoing • Positive 2-year results, **full PUL v2.0 (p=0.021)** • **~66% patients improved** in LV ejection fraction
HOPE-3 Cohort A, Phase 3 2022-present, **Ongoing** N=61	Males (>~10 years) with DMD	Double-blind, randomized 1:1 CAP-1002 versus placebo	• Study ongoing • Enrollment complete • **Successful interim futility analysis (Q4 2023)**
HOPE-3 Cohort B, Phase 3 2023-present, **Ongoing** N=~44			• Study ongoing, evaluating options
HOPE-3 OLE 2023-present, **Ongoing** N=~26	Males (>10 years) with DMD who participated in HOPE-3 and completed the 12-month follow-up	Open-label extension	• Study ongoing

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 6

Capricor's Regulatory Designations

Capricor Therapeutics

CAP-1002 for DMD

FDA

GOAL OF FDA'S RMAT DESIGNATION

To facilitate efficient development and expedite review of a drug

Products may also be eligible for accelerated approval

- RMAT provides benefits that include more frequent meetings with FDA to discuss the development plan for the product candidate
- Eligibility for rolling review and priority review

Similar to breakthrough therapy designation:

- On the basis of a surrogate or intermediate endpoint reasonably likely to predict long-term clinical benefit
- Reliance upon data obtained from a meaningful number of sites

FDA

- RMAT Designation
- Rare Pediatric Disease Designation
- Orphan Drug Designation

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 7

Performance of Upper Limb (PUL Test)

Capricor Therapeutics

To Assess Skeletal Muscle Function



Shoulder Level – **4 items**
- Lifting upper extremity weights
  - Shoulder height
  - Above shoulder height

Middle Level – **9 items**
- Hand to mouth w/w/o weights
- Hand to table
- Stack light and heavy cans
- Moving weights on table
- Remove container lid
- Lift light and heavy cans
- Tearing paper

Distal Level – **8 items**
- Tracing a path
- Supination
- 3-point grip
- Push on a light
- Pick up coins
- Finger pinch
- Place fingers on diaphragm
- Thumb (key) grip

*Mayhew et al, 2019; Pane et al, 2018.

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside

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HOPE-3: Phase 3 Pivotal Trial Overview

Capricor Therapeutics



SCREENING
RANDOMIZE
CAP-1002, N=~30
150M cells
IV infusion q3m
1:1 (CAP-1002 to Placebo)
Placebo, N=~30
IV infusion q3m
HOPE-3
DUCHENNE CLINICAL TRIAL
Baseline
≤ 2d to D1
12 months
Safety
Efficacy
PUL 2.0
Cardiac MRI

Design

- Cohort A : **61 patients enrolled**

Endpoints

- **Primary endpoint**: change in PUL v2.0 at 12 months
- Various secondary endpoints: cardiac, QOL, etc.

Successful Interim Analysis

- Completed in Dec. 2023
- Primarily for futility
- Trial continued as planned

Outlook & Next Steps

- **Cohort A enrollment complete**
- Topline 12-month data expected in Q4 2024
- Cohort A to support BLA submission

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside

NCT: 05126758

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CAP-1002 has the Potential

to Redefine the Standard of Care for DMD

Capricor Therapeutics

GENE THERAPIES



EXON SKIPPING THERAPIES



CAP-1002



Mechanism: immunomodulatory, regenerative, antifibrotic and anti-inflammatory

Aims: to slow disease progression specific to skeletal and cardiac function

CORTICOSTEROIDS



OTHER THERAPEUTICS (HDAC, ETC.)



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Capricor Call Agenda

Capricor Therapeutics

1 Capricor Introduction & DMD Program Overview

2 Recent FDA Regulatory Overview & Updates

3 CAP-1002 Cell Therapy Mechanism & Potency Data

4 Commercial Planning for Potential Launch

5 Conclusions & Q&A

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Summary of Regulatory Achievements

Capricor Therapeutics

Date	Regulatory Interaction	Outcome/Purpose
Q3 2021	Type-B End-of-Phase-2 meeting	• Clearance of Phase 3 HOPE-3 protocol
Q1 2023	Type B CMC meeting	• Feedback on further development of CAP-1002 potency assays
Q3 2023	Type B clinical meeting	• Discussed BLA submission requirements • Alignment on HOPE-3 Cohort B design for use of drug product from San Diego site
Q1 2024	Type B CMC meeting	• Alignment on non-clinical comparability from Los Angeles and San Diego sites • Alignment on HOPE-3 Cohort A sufficient to support BLA • Feedback supporting requests for pre-BLA meeting and rolling BLA submission timelines
Q2 2024 *upcoming*	Type B clinical meeting	• Obtain FDA feedback on clinical data analysis strategies and CMC control strategy • Formally request pre-BLA meeting and rolling BLA submission
2H 2024 *target*	Pre-BLA meeting	• Initiation of rolling BLA – *pending*

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside

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FDA Alignment on Path to BLA

Capricor Therapeutics

Type-B CMC Meeting Outcome (March 2024)

CAP-1002 Commercial Manufacturing

- Demonstrated non-clinical comparability with analytical data and potency assay
- Use of San Diego facility upon potential product approval
- HOPE-3 Cohort B not necessary for FDA approval

Pre-BLA Meeting and Rolling BLA

- Feedback supports requests for a Pre-BLA meeting and rolling BLA submission timelines following upcoming Type-B meeting

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 13

Capricor Call Agenda

Capricor Therapeutics

1 Capricor Introduction & DMD Program Overview

2 Recent FDA Regulatory Overview & Updates

3 CAP-1002 Cell Therapy Mechanism & Potency Data

4 Commercial Planning for Potential Launch

5 Conclusions & Q&A

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 14

CAP-1002 Cell Therapy Overview

Capricor Therapeutics

- **CAP-1002:** biologic consisting of allogeneic cardiosphere-derived cells (CDCs)
  - Endogenous population of stromal cells obtained from donated healthy human hearts
- **Multiple-modalities**:
  - Stimulating muscle tissue growth
  - Retaining muscle function
  - Decreasing inflammation
  - Preventing scarring
- Investigated in over **200 patients**
- **FDA designations in DMD:**
  - ✓ Orphan Drug Designation
  - ✓ Regenerative Medicine Advanced Therapy (RMAT) designation
  - ✓ Rare Pediatric Disease Designation, **Capricor holds full rights to the Priority Review Voucher,** if received



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Novel Potency Assay of CAP-1002

Capricor Therapeutics

Potency assays are foundational for product approval

Clinically efficacious CAP-1002 lots used to develop **two** potency assays

RNAseq assay

- innovative, novel approach showing CAP-1002 lots have the same "**fingerprint**" as clinically beneficial lots



Anti-fibrosis assay

- traditional, cell-based assay demonstrating CAP-1002 mechanism of action, specifically requested by FDA

- Assays are **confirmatory** of potency
- Statistical analysis used to demonstrate equivalence using both potency assays

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 16

CAP-1002 Clinical Correlation

RNAseq+Bioinformatics


Cellular RNA
20 Clinically Potent CAP-1002
16 Non-potent Cells
RNA Sequencing
Differentially Expressed Transcripts
p < 0.00001
-log10 P
log2 fold change
Bioinformatics
Pearson's Correlation To Clinically Potent Lots
CAP-1002
Non-CAP-1002
Potency Correlation Coefficient

- **RNA sequencing** used to create a cell profile or unique "**fingerprint**" of CAP-1002
  - **Different from other cells:** by using profiles of non-CAP-1002 cells
  - **Correlates to clinical potency**: by using the profile of CAP-1002 clinically beneficial lots
- **Stringent and statistically significant (<0.00001)** bioinformatics model

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 17

Anti-Fibrosis Cell-Based

Potency Assay


CAP-1002
CAP-1002 releases exosomes + factors
Anti-fibrotic activity
Reporter fibroblasts
Reduction of collagen
QRT-PCR

- **Key mechanism of action of CAP-1002 is <u>anti-fibrosis</u>**
  - Fibrosis: known pathological feature in DMD
  - Tissue hardening with scar formation from increased deposition of proteins (e.g., **collagen**)
- Cell-based assay shows anti-fibrotic activity of released exosomes and factors from CAP-1002
- **Potency demonstrated using an anti-fibrosis assay, indicative of mechanism of action**

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside
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CAP-1002 Potency Summary

- **Two first-in-class distinct highly specific potency assays designed to be confirmatory**
- Data supports San Diego and Los Angeles CAP-1002 lots are ***potent***
- San Diego and Los Angeles CAP-1002 drug product are ***statistically equivalent***
- FDA agreed assays are suitable to **demonstrate** comparability



Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 19

CAP-1002 GMP Manufacturing Facility

San Diego, California



20

Capricor Call Agenda

Capricor Therapeutics

1 Capricor Introduction & DMD Program Overview

2 Recent FDA Regulatory Overview & Updates

3 CAP-1002 Cell Therapy Mechanism & Potency Data

4 Commercial Planning for Potential Launch

5 Conclusions & Q&A

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 21

Significant Potential Revenue Opportunity

Capricor Therapeutics



U.S. DMD Prevalence[1]

- 15,000-20,000 cases
- Non-ambulant population: **~50%**
- Total addressable patients: ~7,500-10,000

- **Treatment regimen:** 4 doses per year
- Target Reimbursement Price* *Aim to be similar or higher than approved exon skipping therapies*
- Potential for multi-year treatment
- Small market penetration: annual product revenue estimates could exceed **~$1.5B**[2]

- **CAP-1002 – first-in-class therapeutic option for patients with limited therapeutic options**
- **Potential to have ~100 patients on OLE transition to commercial product upon approval**

[1]Based on internal/estimated projections and market research. CAP-1002 is not an approved product
[2]Capricor revenue will less than product revenue due to revenue share under Distribution Agreement with Nippon Shinyaku

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 22

Commercial Preparations

In collaboration with NS Pharma

Capricor Therapeutics

NS Pharma

Value & Access Strategy
- Provider reimbursement strategy

Pricing & Contracting
- Strategy
- Research
- Policies
- Communications

Access Operations
- Distribution/channel strategy and implementation
- Pricing infrastructure
- Reimbursement, coding policies, applications

Customer Resources
- Customer engagement strategy
- Unbranded + branded tools

Patient Services
- Advocacy engagement
- Support services strategy

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 23

CAP-1002: Profile & Commercial Reach

Capricor Therapeutics

Strong Clinical Profile[1]

Multi-Functional Treatment	Slows DMD Progression	Sustained Benefit	Safety Profile
CAP-1002 has **immunomodulatory, anti-fibrotic** and **pro-regenerative** properties which aim to improve **skeletal** and **cardiac** function	Data has shown to slow DMD **skeletal** and **cardiac** disease **progression**	**Long-term data** continue to suggest potential **disease attenuation** through 104 weeks	Over **250 infusions** to date with **favorable safety** profile

Significant Potential Commercial Reach

Global Partnership	Patient Support	Large Reimbursement Potential
Alliance with an industry leader in Nippon Shinyaku for **U.S.** and **Japanese** rights	**Patient support** leveraging **Capricor's deep understanding** of **patients** and physicians who treat them	Total annual revenue estimates **~1.5B**[2]; pricing estimates similar to approved exon skipping drugs

[1]Based on HOPE-2 and HOPE-2 OLE data

[2]Capricor revenue will less than product revenue due to revenue share under Distribution Agreement with Nippon Shinyaku

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside
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Potential Expansion of CAP-1002



Duchenne muscular dystrophy (late-stage)

~7,500-10,000 patients in U.S.*

Duchenne muscular dystrophy (early-stage)

~7,500-10,000 patients in U.S.*

Expansion to younger patients

Becker muscular dystrophy

~5,000 patients in U.S.*

*Becker cardiomyopathy develops at a similar age to DMD cardiomyopathy (~14 years old)

*Based on internal/estimated projections and market research.

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Capricor Call Agenda

Capricor Therapeutics

1 Capricor Introduction & DMD Program Overview

2 Recent FDA Regulatory Overview & Updates

3 CAP-1002 Cell Therapy Mechanism & Potency Data

4 Commercial Planning for Potential Launch

5 Conclusions & Q&A

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 26

Key Takeaways

Capricor Therapeutics

Non-clinical comparability demonstrated using 2 distinct potency assays

San Diego facility to be used upon potential approval

Upcoming Type-B meeting to discuss Pre-BLA meeting and rolling BLA schedule

Phase 3 HOPE-3 Cohort A topline data expected in late Q4 2024

Presentation of HOPE-2 OLE 3-year data to FDA at upcoming meeting

Commercial planning for launch underway

Capricor Therapeutics, Inc. | Developing Transformative Therapies from Bench to Bedside 27

Thank you
Q&A

Capricor Therapeutics, Inc.
10865 Road to the Cure, Suite 150
San Diego, California 92121

e: info@capricor.com
w: www.capricor.com
Nasdaq: CAPR

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